Aston Funds

Aston/Lake Partners LASSO Alternatives Fund

Supplement dated March 30, 2010 to the Prospectus dated March 1, 2010

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

Effective March 30, 2010, the following information replaces the information on page 73 of the Prospectus regarding the Annual Fund Operating Expenses for the Aston/Lake Partners LASSO Alternatives Fund:

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	17.16%(a)	17.16%
Acquired Fund Fees and Expenses	1.53%	1.53%
Total Annual Fund Operating Expenses	19.94%	19.69%
Fee Waiver and/or Expense Reimbursement	(16.96)%(b)	(16.96)%(b)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.98%(b)	2.73%(b)

(a)	Other expenses are estimated for the current fiscal year.
(b)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2011 at the rates shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2011, the arrangement may be terminated for a class only by a vote of the Board of Trustees of the Trust. For a period of up to three years from the date such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed during the Fund’s first three years of operations to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$301	$3,784	$6,305	$9,963
Class I Shares	276	3,734	6,250	9,937

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

SUP LASO 310

Aston Funds

Aston/Lake Partners LASSO Alternatives Fund

Supplement dated March 30, 2010

to the Statement of Additional Information (“SAI”) dated March 1, 2010

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

Effective March 30, 2010, the following information replaces the information on page 81 of the SAI regarding the Expense Reimbursement Agreement for the Aston/Lake Partners LASSO Alternatives Fund:

Fund	Class I	Class N
Aston/Lake Partners LASSO Alternatives Fund	1.20%	1.45%

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

SAISUPLASO